PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                           STRONG BALANCED STOCK FUND

             Supplement to the Prospectus dated February 1, 2001, as
                         supplemented on July 31, 2001.


Effective immediately, Mr. Robert J. Costomiris and Mr. Bradley D. Doyle are co-managers of the fund.

Robert J. Costomiris has over 4 years of investment experience and is a Chartered Financial Analyst. Mr. Costomiris joined Strong in April 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. From December 1993 to April 1997, Mr. Costomiris was a senior investment consultant at Hewitt Associates LLC, a management consulting firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration in finance and accounting at the University of Chicago Graduate School of Business in 1995.

Bradley D. Doyle has over 3 years of investment experience and is a Chartered Financial Analyst and Certified Public Accountant. He joined Strong in June 1993. From December 1997 to present, Mr. Doyle has been and continues to be a Fixed Income Trader. From March 1995 to November 1997 Mr. Doyle was in Trading Operations. Mr. Doyle received his bachelor's degree in accounting from the University of North Dakota in 1993.


          The date of this Prospectus Supplement is September 24, 2001.